Morgan Stanley New York Quality Municipal Securities
                          Item 77(O) 10F-3 Transactions
                        October 31, 2003 - March 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            01/28/     -     Variou $541,000  1,000,   0.18%   1.08
 New York     04               s      ,000      000             %    JP Morgan,
   City                                                                Lehman
Transition                                                           Brothers,
al Finance                                                            Merrill
Authority                                                             Lynch &
Future Tax                                                           Co, Morgan
 Secured                                                              Stanley,
  Bonds                                                                Advest
  Fiscal                                                             Lebenthal,
   2004                                                                 Bear
 Series C                                                            Stearns &
                                                                      Co Inc,
                                                                     Citigroup,
                                                                      RBC Dain
                                                                      Rauscher
                                                                     Inc, First
                                                                       Albany
                                                                      Capital
                                                                        Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                        Co,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                     Inc, CIBC
                                                                       World
                                                                      Markets,
                                                                      Commerce
                                                                      Capital
                                                                      Markets,
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                      Jackson
                                                                     Securities
                                                                       , Legg
                                                                     Mason Wood
                                                                       Walker
                                                                     Incorporat
                                                                      ed, Loop
                                                                      Capital
                                                                      Markets
                                                                     LLC, Quick
                                                                     & Reilly,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                        ed,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n


                                                                      Merrill
 New York                                                             Lynch &
Municipal                                                            Co, First
  Water                                                                Albany
 finance                                                              Capital
Authority   03/11/     -     $108.2 $601,545  5,000,   0.83%   5.40     Inc,
 - Water      04               4      ,000      000             %     Goldman
and Sewer                                                             Sachs &
  System                                                              Co, UBS
 Revenue                                                             Financial
  Bonds,                                                              Services
  Fiscal                                                             Inc, Bear
   2004                                                              Stearns &
 Series C                                                             Co Inc,
                                                                     Citigroup
                                                                       Global
                                                                      Markets
                                                                        Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                     JP Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company,
                                                                     CIBC World
                                                                      Markets,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                       First
                                                                      American
                                                                     Municipals
                                                                     Inc, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                       ed and
                                                                      Wachovia
                                                                        Bank